RETENTION AGREEMENT AND RELEASE OF CLAIMS THIS RETENTION AGREEMENT AND RELEASE OF CLAIMS (“Agreement”) is made by and between Hyzon Motors USA Inc. (“Hyzon”) and John Waldron (“Employee”). Hyzon desires to retain Employee and, for that reason, is offering incentives by this Agreement to Employee to remain in Employee’s role. 1. Retention Payment: If Employee satisfies the eligibility requirements below and remains actively employed with Hyzon through the earlier of (a) April 20, 2025; or (b) the date Hyzon terminates Employee due to completion of Employee’s duties related to Hyzon’s liquidation, as determined in Hyzon’s sole discretion (the “Retention Date”), Hyzon agrees to pay Employee a retention payment in the gross amount of $58,333.34, less applicable taxes and withholdings (the “Retention Payment”). Employee’s Retention Payment will be paid in two installments, as follows:  A first installment of $14,583.34, less any required tax withholding, on the next practicable pay period date following the effective date of this Agreement (the “First Installment”); and  Provided Employee meets the eligibility requirements set forth in Section 2 below, a second installment of $43,750.00, less any required tax withholding, on the next practicable pay period date following the Retention Date (the “Second Installment”). 2. Eligibility Requirements: In addition to the Employee’s promises below, to be eligible for the Second Installment of the Retention Payment, Employee must devote Employee’s best efforts and full attention to the performance of Employee’s position in good faith and follow all Hyzon policies and procedures, all as reasonably determined by Hyzon. Employee will not be eligible for the Second Installment of the Retention Payment under this Agreement if Employee’s employment ends for any reason other than as specified in Section 1 (b), above, before the Retention Date. Nothing in this Agreement alters Employee’s status as an at-will employee. 3. Release of Claims: In exchange for the benefits described above, which Employee acknowledges constitutes good, valuable, and sufficient consideration to which Employee is not otherwise entitled, Employee waives, discharges, and releases Hyzon, and its subsidiaries, parents, affiliates, and the owners, officers, directors, employees, agents, attorneys, insurers, successors, and assigns of each (collectively, the “Released Parties”) from all legal, equitable, or administrative claims that Employee may have against the Released Parties, whether known or unknown. This waiver and release specifically includes, but is not limited to, claims arising under federal, state or local statutes, common law, ordinances, regulations, or equity. Employee waives any right to recover any attorneys’ fees or costs related to any alleged claims against the Released Parties. Employee agrees that this release includes any claims Employee may have, including claims of which Employee may not be presently aware. This release does not waive any claim that arises after Employee executes this Agreement or any right to challenge whether Employee knowingly and voluntarily waived Employee’s rights. Also excluded from this release are any claims for breach of this Agreement and any other claims that cannot be waived by law, including but not limited to the right to file a charge or complaint with or participate in an investigation conducted by any federal, state, or local governmental agency. However, Employee waives all rights to monetary or equitable relief from such proceedings should a claim be brought on Employee’s behalf, except when prohibited by law including claims with the U.S. Securities and Exchange Commission. The waiver and release in this Agreement shall not and expressly does not include any right or claim, whether legal or equitable, that Employee has or may have under (a) the Employment Agreement dated May 24, 2024 by and between Employee and Hyzon, as amended (“Employment Agreement”), which is expressly incorporated by reference to this Agreement, including but not limited to, any right or claim under Employment Agreement Section 8. - Compensation upon Termination of Employment; and (b) the Indemnification Agreement dated Docusign Envelope ID: BC63BB71-184F-4822-9227-7FF326F66DCE

2 FP 53154302.1 May 27, 2024 by and between Employee and Hyzon, (“Indemnification Agreement”). Employee reserves all rights under such Employment Agreement and Indemnification Agreement. 4. Waiver/Consideration Period Under the Illinois Workplace Transparency Act: By signing this Agreement, Employee acknowledges that the consideration given for the waiver and release is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that Employee has been advised by this writing, as required by the Illinois Workplace Transparency Act, that: (1) This waiver and release Agreement does not apply to any rights or claims that may arise after signing this Agreement; (2) Employee should consult with an attorney prior to executing this Agreement; (3) Employee has at least twenty-one (21) days to consider this Agreement. By signing this Agreement, Employee will be acknowledging that Employee has considered its terms for twenty- one (21) days or waived Employee’s right to do so; (4) Employee has seven (7) calendar days following his/her execution of this Agreement to revoke his/her acceptance of the Agreement; and Employee may revoke this Agreement only by giving formal, written notice of Employee’s revocation of this Agreement, which notice must be delivered to Ofelia Carbajal, Director, Global HR, 599 S. Schmidt Road, Bolingbrook, IL 60440, Ofelia.Carbajal@hyzonfuelcell.com, by the seventh (7th) day following Employee’s execution of this Agreement. If Employee revokes this Agreement as provided herein, it shall be null and void and Employee will not receive any consideration mentioned above. If Employee does not properly revoke this Agreement within the seven (7) calendar day period, it will become effective, and both the Company and Employee will be bound by its terms. 5. Effective Date: This Agreement shall become effective and enforceable on the eighth (8th) day after it is signed and not revoked. 6. Miscellaneous: This Agreement embodies the entire agreement of the parties relating to the subject matter hereof. No amendment or modification of this Agreement shall be valid or binding upon the parties unless made in writing and signed by the parties. This Agreement shall be binding upon the parties and their respective heirs, representatives, successors, transferees, and assigns. The terms of this Agreement are severable, and any unenforceable provision shall not affect the validity of the remainder of the Agreement. This Agreement shall be governed by and construed in accordance with laws of the State of Illinois, without regard to its choice of law rules. This Agreement shall not in any way be construed as an admission by Hyzon of any wrongdoing. 7. Illinois Workplace Transparency Confirmations: Employee acknowledges that (1) Employee is entering into this Agreement knowingly and voluntarily; (2) this Agreement is supported by valid, bargained-for consideration; (3) Employee retains the right to report any good faith allegation of a purported violation of Article 2 of the Illinois Human Rights Act, Title VII of the Civil Rights Act of 1964, or other related state or federal rule or law that is enforced by the Illinois Department of Human Rights or Equal Employment Opportunity Commission to the appropriate federal, state, or local government agency enforcing discrimination laws; (4) Employee retains the right to report any good faith allegation of criminal conduct to any appropriate federal, state, or local official; (5) Employee retains the right to participate in a proceeding with any appropriate federal, state, or local government agency enforcing discrimination laws; (6) Employee retains the right to make any truthful statements or disclosures required by law, regulation, or legal process; (7) Employee retains the right to request or receive confidential legal advice; and (8) Employee acknowledges that this Agreement does not waive any claims for unlawful discrimination, harassment, or retaliation that are actionable under Article 2 of the Illinois Human Rights Act, Title VII of Docusign Envelope ID: BC63BB71-184F-4822-9227-7FF326F66DCE

3 FP 53154302.1 the Civil Rights Act of 1964, or any other state or federal rule or law that is enforced by the Illinois Department of Human Rights or the Equal Employment Opportunity Commission that may accrue after Employee’s execution of this Agreement. Employee has read this Agreement and fully understands all of its provisions. Employee enters into this Agreement freely, voluntarily, and without any coercion or duress whatsoever. Employee understands that this Agreement is contractual in nature and may be enforced by either party. Hyzon Motors USA Inc. Employee By: Signature Date Name: Glenn Kushiner Its: Chief Restructuring Officer Date: Docusign Envelope ID: BC63BB71-184F-4822-9227-7FF326F66DCE 1/3/2025 1/3/2025